SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 20, 2006


                              GRILL CONCEPTS, INC.
               (Exact name of registrant as specified in Charter)


           Delaware                 0-23226                13-3319172
-------------------------------  -------------------   -------------------
(State or other jurisdiction of (Commission File No.)    (IRS Employer
incorporation or organization)                         Identification No.)

                       11661 San Vicente Blvd., Suite 404
                         Los Angeles, California 90049
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  310-820-5559
                          -------------------------
                           (Issuer Telephone number)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act (17
     CFR  230.425)

[ ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
     CFR  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

Amendment to Starwood Development Agreement

On June 21, 2006, Grill Concepts, Inc. (the "Company") entered into a First Amendment to Development Agreement (the "First DA Amendment") with Starwood Hotels & Resorts Worldwide, Inc. ("Starwood"). The First DA Amendment amends the Company's July 27, 2001 Development Agreement with Starwood to (1) eliminate the Company's obligation to issue warrants to Starwood following the opening of ten, fifteen and twenty restaurants under the terms of the Development Agreement and (2) modify the exercise price of warrants issued following the opening of five restaurants under the terms of the Development Agreement.

Under the terms of the amended Development Agreement, if a fifth restaurant is opened under the terms of the Development Agreement before April 1, 2008, the Company will issue to Starwood warrants to purchase a number of shares of common stock equal to 4% of the then outstanding shares. If the fifth restaurant is opened after April 1, 2008, the Company will issue to Starwood warrants to purchase a number of shares of common stock equal to 4% of the shares outstanding at December 25, 2005.

The warrants will have an exercise price equal to (1) if the fair market value of the common stock as of the date of issuance of the warrants (the "Threshold Date Value") is greater than the fair market value of the common stock as of the date of the original Development Agreement (the "Closing Date Value"), the greater of (A) 75% of the Threshold Date Value, or (B) the Closing Date Value, or (2) if the Threshold Date Value of the common stock is less than the Closing Date Value, the Threshold Date Value.

Amendment to Starwood Stockholders' Agreement

On June 21, 2006, the Company entered into a First Amendment to Stockholders' Agreement (the "First SA Amendment") with Starwood. The First SA Amendment amends the July 27, 2001 Stockholders Agreement between the Company, Starwood and certain stockholders of the Company to (1) eliminate the Company's obligation to cause at least two nominees of Starwood to be elected to the Company's board of directors if ten or more restaurants are operated under the Development Agreement, and (2) modify certain provisions limiting the size of the Company's board of directors.

Under the terms of the amended Stockholders' Agreement, so long as Starwood continues to hold at least 333,334 shares of Company common stock, the Company shall take all actions reasonably necessary to assure that at least one nominee of Starwood is elected to the board of directors and to limit the size of the board of directors to no more than 9 persons.

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Compensation of Executive Officers - Wayne Lipschitz

In connection with his appointment as Chief Financial Officer (see Item 5.02 below), the compensation of Wayne Lipschitz has been established as follows: (1) base salary of $200,000; (2) performance-based bonuses in an amount up to 25% of his salary based on metrics established annually by the Compensation Committee;
(3) a stock option to purchase 30,000 shares of common stock at the closing price on first day of employment, vesting over a 5 year period and exercisable over a period of ten years; (4) participation in Company sponsored group health, dental, disability and life insurance programs; (5) 4 weeks paid vacation; (6) a Company meal card providing dining privileges consistent with other members of the executive team, currently $2,000 per quarter; (7) eligibility to participate in the Company's 401(k) plan after 1 year of employment; (8) severance pay in an amount equal to 3 months of base salary if terminated other than for cause; and
(9) after 1 year of employment, severance pay in an amount equal to 6 months of base salary if terminated within 1 year of a change in control.

Item 3.02.     Unregistered Sales of Equity Securities.

From December 26, 2005 through June 20, 2006, the Company issued 413,489 shares of common stock pursuant to the exercise, by 8 holders, of 1,044,336 warrants originally issued in a 2001 private placement. The Company received $150,003 from the exercise of 66,668 warrants at $2.25 per share. The remaining 346,821 shares were issued pursuant to the cashless exercise of 666,667 warrants at $2.00 per share and 311,001 warrants at $2.25 per share.

The shares were issued pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder on the basis that such transaction did not involve a public offering and the offerees were sophisticated, accredited investors with access to the kind of information that registration would provide. No sales commissions were paid.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 21, 2006, the Company issued a press release announcing the appointment of Wayne Lipschitz as Vice President and Chief Financial Officer. Mr. Lipschitz's employment is expected to commence on or before July 17, 2006.

Prior to joining the Company, Mr. Lipschitz, age 41, served as Financial Controller for San Manuel Band of Mission Indians from March 2004. Previously, Mr. Lipschitz served as Chief Financial Officer of International Coffee & Tea from June 2000 to June 2001, as Controller of The Cheesecake Factory, Inc. from June 1997 to June 2000 and as Controller of Wolfgang Puck Food Company from January 1996 to June 1997. Mr. Lipschitz is a Certified Public Accountant.

Following the Company's annual shareholders meeting on June 21, 2006, Robert Spivak retired as President and Chief Executive Officer of the Company and Philip Gay assumed the positions of President and Chief Executive Officer, terminating his role as Executive Vice President and Chief Financial Officer. Mr. Gay was also elected as a Director and Lewis Wolff retired as a Director effective June 21, 2006.

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

Item 9.01.     Financial Statements and Exhibits.

(c)     Exhibits

10.1 First Amendment to Development Agreement between Grill Concepts, Inc. and Starwood Hotels & Resorts Worldwide, Inc.

10.2 First Amendment to Stockholders' Agreement between Grill Concepts, Inc., Starwood Hotels & Resorts Worldwide, Inc. and certain stockholders of Grill Concepts, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GRILL CONCEPTS, INC.

Dated:  June 26, 2006
                                    By: /s/ Philip Gay
                                       -----------------------------------
                                       Philip Gay
                                       President and
                                       Chief Executive Officer


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